UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 24, 2023

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                           #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

of incorporation)                                            Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of Real Property

Pursuant to authorizing resolution of the Board of Directors of Pismo Coast Village, Inc. (the Company), adopted on March 18, 2023, the Company has concluded the purchase of real property located at 255 N. Oak Glen Avenue, Nipomo, California 93444 – Lots 29 and 30 (APN 090-151-015) for the corporate purpose of utilizing said property for additional RV storage capacity in connection with the Company’s recreational vehicle storage operations. The purchase closed on 4/24/2023 at a purchase price of $1,200,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date: April 24, 2023	/s/ LESLEY MARR
Lesley Marr
General Manager and
Assistant Corporate Secretary

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